SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 25, 2002

                                IOS Capital, LLC
             (Exact name of registrant as specified in its charter)




    DELAWARE                       File No. 0-20405            23-2493042
  ------------                   ------------------         ------------------
   (State or other               (Commission File            (IRS Employer
   jurisdiction of               Number)                     Identification
   incorporation)                                            Number)


                      1738 Bass Road, Macon, Georgia 31210


        Registrant's telephone number, including area code: (912) 471-2300
                                                            --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events

         On April 25, 2002, the Registrant's parent, IKON Office Solutions, Inc. ("IKON" or the "Company"), announced results for the second quarter of fiscal year 2002. IKON's press release dated April 25, 2002 containing further detail is attached.

This news release includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for fiscal 2002 and long-term profitability and strategies. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2001 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

          (99) Press Release dated April 25, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         IOS Capital, Inc.




                                         By:      /s/ HARRY KOZEE
                                                  --------------------------
                                                  Harry Kozee
                                                  Vice President - Finance



Dated:  April 29, 2002